Exhibit 10.2

OVERHILL FARMS, INC.

AMENDED AND RESTATED

SECURED SENIOR TERM A NOTE

$17,000,000.00	April 16, 2003

FOR VALUE RECEIVED, the undersigned, OVERHILL FARMS, INC., a Nevada corporation (“Borrower”), hereby promises to pay to the order of PLEASANT STREET INVESTORS, LLC, a California limited liability company (“Payee”), at its address at 335 N. Maple Drive, Suite 240, Beverly Hills, California 90210, or at such other place as Payee may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of SEVENTEEN MILLION DOLLARS ($17,000,000.00).

This Amended and Restated Secured Senior Term A Note (this “Note”) is the “Senior Term A Note” referred to in that certain Second Amended and Restated Loan and Security Agreement dated as of April 16, 2003 (as amended from time to time, the “Loan Agreement”), by and among Borrower, OVERHILL VENTURES L.C., INC., a California corporation, and Payee, evidences the Senior Term A Loan and amends, restates, combines and evidences the Existing Obligations, the Bridge Note Principal and certain term loans being made by Payee on the date hereof. Capitalized terms or matters of construction defined or established in Schedule A to the Loan Agreement shall apply herein as defined or established therein.

The principal amount of the Senior Term A Loan shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Senior Term A Maturity Date. If a Change in Control occurs at any time, Payee may require Borrower to prepay this Note, in whole or in part, as provided in the Loan Agreement. Interest on the outstanding principal amount of this Note shall be paid at the Applicable Rate or the Default Rate, as applicable, and at such times as are specified in the Loan Agreement.

The holder of this Note shall be entitled to the rights and benefits under the Loan Agreement and the other Loan Documents. Payment and performance of this Note are secured by the security interests and liens granted under the Collateral Documents and are guarantied under the Guaranty. All terms, covenants, and conditions of the Loan Agreement and all other Instruments evidencing or securing the Indebtedness hereunder, including the Loan Documents, are hereby made a part of this Note and are deemed incorporated herein in full.

The principal balance of the Senior Term A Loan, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof shall be recorded by Payee on its books and records; provided that the failure by Payee to make any such recordation shall not affect the rights of Payee or the obligations of Borrower to make payment when due of any amount owing with respect to the Senior Term A Loan.

Senior Term A Note

Except as otherwise provided in the Loan Agreement, if any payment or prepayment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon the occurrence and during the continuance of an Event of Default, this Note may, without demand, notice, or legal process of any kind, as provided in the Loan Agreement, be declared, and upon such declaration immediately shall become, or upon certain circumstances set forth in the Loan Agreement may become without declaration, due and payable.

Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrower waives presentment, demand, protest, and notice of nonpayment and protest.

THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW OR CHOICE OF LAW PRINCIPLES.

BORROWER AND PAYEE EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO (A) THIS NOTE, INCLUDING ANY AMENDMENT HEREOF, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR (B) ANY CONDUCT, ACT OR OMISSION OF BORROWER OR PAYEE WITH RESPECT TO THIS NOTE, INCLUDING ANY AMENDMENT HEREOF, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION, SUIT OR OTHER PROCEEDING; AND BORROWER AND PAYEE EACH AGREES AND CONSENTS THAT ANY SUCH ACTION, SUIT OR OTHER PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER BORROWER OR PAYEE MAY FILE A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER TO THE WAIVER OF ANY RIGHT IT OR THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized representatives on the date first above written.

OVERHILL FARMS, INC., a Nevada corporation

By:	/s/ James Rudis
James Rudis President and Chief Executive Officer

By:	/s/ John Steinbrun
John Steinbrun Vice President and Chief Financial Officer

Senior Term A Note

AGREED AND ACCEPTED:

PLEASANT STREET INVESTORS, LLC,

a California limited liability company and

the assignee of UBOC

By:	LEVINE LEICHTMAN CAPITAL PARTNERS, INC., its Manager

	By:	/s/ Steven E. Hartman
Steven E. Hartman Vice President

Senior Term A Note